SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Original Filing: December 9, 2019
Date of Report (Date of earliest event reported): December 5, 2019

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

000-1036848
(Commission File Number)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯⁯ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

[Note: This Amendment is filed to correct the order and labeling of the text of the 8K report and the exhibit to such report]

Item 1.01  Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On December 5, 2019, AeroCentury Corp.  (the "Company") and two of its subsidiary corporations, JetFleet Holding Corp. and JetFleet Management Corp., entered into a Temporary Waiver and Consent and Third Amendment to Credit Agreement ("Third Amendment") with  MUFG Union Bank, N.A., as Agent, MUFG Bank Ltd. ("MUFG Ltd."), as swap counterpary, and the lenders ("Lenders") under that certain Third Amended and Restated Credit Agreement dated as of February 19, 2019 (the "Credit Agreement").   The Third Amendment: (i) reduced the current maximum availability under the Credit Agreement to $85,000,000.00, and eliminated the accordion feature under the Credit Agreement that allowed the Company to request an increase of credit availability up to $108,000,000; (ii) temporarily waived certain financial covenant defaults reported in the Company's November 27, 2019 Covenant Compliance Certificate to the Lenders (the "November Compliance Defaults"), and provided that the November Compliance Defaults would not cause a termination under that certain Forbearance Agreement, dated October 28, 2019, between the Company, the Lenders and certain other parties, as amended (the "Forbearance Agreement"); (iii) approved the Company's cash flow budget delivered to Lenders on November 27, 2019, including the disbursement of funds to the Company provided under such budget to occur on December 6, 2019; and (iv) granted a temporary waiver of any event of default under swap contracts with MUFG Ltd. as a result of the November Compliance Defaults or other existing defaults previously waived by the Lenders pursuant to the Forbearance Agreement and previous Credit Agreement amendments.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the copy of the Third Amendment filed as Exhibit 10.1 hereto.

Item 9.01

(d) Exhibits

10.1
Temporary Waiver and Consent and Third Amendment to Credit Agreement  between and among the Company; JetFleet Holding Corp.; JetFleet Management Corp.;  MUFG Union Bank, N.A., as Administrative Agent and Lender; MUFG Bank, Ltd., as swap counterparty; and Zions Bancorporation, N.A. (fka ZB, N.A.) dba California Bank and Trust, Umpqua Bank, U.S. Bank National Association, and Columbia State Bank, as Lenders;  dated as of December 4, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 9, 2019

AEROCENTURY CORP.
By: /s/ Toni M. Perazzo
Toni M. Perazzo
S.V.P - Finance & Chief Financial Officer